INVESTMENT IN ASSOCIATED COMPANIES	12 Months Ended
Dec. 31, 2021
Variable Interest Entity, Not Primary Beneficiary, Disclosures [Abstract]
INVESTMENT IN ASSOCIATED COMPANIES	INVESTMENT IN ASSOCIATED COMPANIES

The Company has, and has had, certain wholly-owned subsidiaries which are accounted for using the equity method of accounting, as it has been determined under ASC 810 that they are variable interest entities in which SFL is not the primary beneficiary.

As of December 31, 2021, 2020 and 2019, the Company had the following participation in investments that are recorded using the equity method:

	2021	2020	2019
River Box Holding Inc.	49.90%	49.90%	†
SFL Deepwater Ltd	*	*	100.00%
SFL Hercules Ltd	*	100.00%	100.00%
SFL Linus Ltd	*	*	100.00%

† River Box was a previously wholly owned subsidiary of the Company. River Box holds investments in direct financing leases, through its subsidiaries, related to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen, a related party. A gain of $1.9 million was recognized in the Statement of Operations for the year ended December 31, 2020 in relation to the disposal. (See Note 9: Gain on Sale of Subsidiaries). The Company has accounted for the remaining 49.9% ownership in River Box using the equity method.

* SFL Hercules Ltd ("SFL Hercules") and SFL Linus Ltd ("SFL Linus") each own the drilling units West Hercules and West Linus respectively. These units are leased to subsidiaries of Seadrill, a related party. SFL Deepwater Ltd ("SFL Deepwater") owned the drilling unit West Taurus, which was also on charter to a subsidiary of Seadrill until the first quarter of 2021. Because the main assets of SFL Deepwater, SFL Hercules and SFL Linus were the subject of leases which each include both fixed price call options and a fixed price purchase obligation or put option, they were previously determined to be variable interest entities in which the Company was not the primary beneficiary.

In September 2017, Seadrill announced that it has entered into a restructuring agreement (the “2017 Restructuring Plan”) with more than 97% of its secured bank lenders, approximately 40% of its bondholders and a consortium of investors led by its largest shareholder, Hemen, who is also the largest shareholder in the Company. The Company, SFL Deepwater, SFL Hercules and SFL Linus also entered into the 2017 Restructuring Plan, which was implemented by way of prearranged Chapter 11 cases.

During the year ended December 31, 2020, Seadrill publicly disclosed that they had appointed financial and legal advisors to evaluate comprehensive restructuring alternatives to reduce debt service costs and overall indebtedness. In September and October 2020, Seadrill failed to pay hire when due under the leases for the three drilling units. The overdue hires along with certain other events, constituted an event of default under such leases and the related financing agreements. Under the terms of the leases, charter payment from the sub-charterers of West Hercules and West Linus, were paid into accounts pledged to SFL and its financing banks. During November and December 2020, Seadrill and SFL entered into forbearance and funds withdrawal agreements during which Seadrill was allowed to use certain funds received from the sub-charterers to pay operating expenses for the rigs in exchange for the Company being paid approximately 65 -75% of the existing contracted lease hire related to the West Hercules and the West Linus. Any hire received by Seadrill relating to the sub-charters on these two rigs in excess of the withdrawn amounts remained in Seadrill’s earnings accounts pledged to SFL.

In February 2021, Seadrill and most of its subsidiaries filed Chapter 11 cases in the Southern District of Texas. SFL and certain of its subsidiaries have entered into court approved interim agreements with Seadrill relating to two of the Company’s drilling rigs, West Linus and West Hercules, allowing for the uninterrupted performance of sub-charters to oil majors while the Chapter 11 process was ongoing. Pursuant to these agreements, Seadrill will be allowed to use funds received from the respective sub-charterers to pay a fixed level of operating and maintenance expenses in additional to general and administrative costs. In exchange, SFL will receive approximately 65 - 75% of the lease hire under the existing charter agreements for West Linus and West Hercules. Any excess amounts paid pursuant to the above referenced sub-charters will remain in Seadrill's earnings accounts, that are pledged to SFL and its financing banks.
In August 2021, the Company entered into an amendment to its existing charter agreement (the “amendment agreement”) with subsidiaries of Seadrill for the harsh environment semi-submersible rig West Hercules. Under the amendment agreement with Seadrill, the West Hercules is contracted to be employed with an oil major until the second half of 2022 (the “charter period”), prior to being redelivered to SFL in Norway. Pursuant to the amendment agreement, SFL has agreed to receive bareboat hire of (i) approximately $64,700 per day until Seadrill emerges from Chapter 11 and its plan of reorganization (the “Plan”) is confirmed by the court (the “Emergence Date”), and (ii) following the Emergence Date, approximately $60,000 per day while the rig is employed under a contract and generating revenues for Seadrill and approximately $40,000 in all other scenarios, including when the rig is idle or undergoing mobilization or demobilization. Pursuant to the amendment agreement, Seadrill has agreed to fund the mobilization and demobilization of the rig, which is expected to occur during the charter period. Seadrill obtained bankruptcy court approval of the amendment agreement on August 27, 2021, which was a condition precedent to the effectiveness to the amendment agreement. Each of SFL’s financing banks consented to the amendment agreement, and SFL’s limited corporate guarantee of the outstanding debt of the rig owning subsidiary remains unchanged at $83.1 million. Additionally, SFL agreed to a cash contribution of $5 million to the SFL Hercules's pledged earnings account at the time of redelivery following the termination of the Seadrill charter, in addition to a $3 million payable by Seadrill.

Following these amendments, SFL Hercules is in compliance with its debt covenants.

On October 26, 2021, Seadrill announced that its plan of reorganization was confirmed by the U.S. Bankruptcy Court for the Southern District of Texas. On February 22, 2022, Seadrill announced that it has emerged from its Chapter 11 process after successfully completing its reorganization.

In February 2022, the Company agreed to make changes to the chartering and management structure of the harsh environment jack-up drilling rig West Linus. The rig was delivered in 2014, and is currently operated by a subsidiary of Seadrill and employed on a long-term drilling contract with ConocoPhillips Skandinavia AS (“ConocoPhillips”) in the North Sea until the fourth quarter of 2028.

The Company, Seadrill and ConocoPhillips reached an agreement in which the drilling contract with ConocoPhillips is expected to be assigned from the current operator to one of the subsidiaries of the Company, upon the new operator receiving necessary regulatory approvals. Upon effective assignment of the drilling contract, SFL will receive charter hire from the rig and pay for operating and management expenses.

SFL has simultaneously entered into an agreement for the operational management of the rig with a subsidiary of Odfjell Drilling Ltd. (“Odfjell”), a leading harsh environment drilling rig operator. The change of operational management from Seadrill to Odfjell is subject to customary regulatory approvals relating to operations on the Norwegian Continental Shelf.

Until the approvals are in place, Seadrill will continue the existing charter arrangements for a period of up to approximately nine months. The bareboat charter rate from Seadrill in this transition period will be approximately $55,000 per day.

For a discussion of certain operating, environmental and other risks relating to the rigs, please refer to the risk factors section (See Item 3D).

The lease to West Taurus was rejected by the court in March 2021 and the rig was redelivered by Seadrill to SFL in the second quarter of 2021. In March 2021, the Company signed an agreement for the recycling of the rig at a facility in Turkey and delivered the rig to the recycling facility in September 2021. The asset was derecognized on disposal and a net loss of $0.6 million was recorded in relation to the recycling of the rig. (Refer to Note 8: Gain on Sale of Assets).

During the year ended December 31, 2021, and following amendments to the West Hercules bareboat charter and loan facility agreements, SFL Hercules was determined to no longer be a variable interest entity and was consolidated from August 27, 2021 when the amendments were approved by the applicable bankruptcy court. With regards to SFL Linus and SFL Deepwater, the Company was determined to be the primary beneficiary of the two subsidiaries in October 2020, following changes to their financing agreements and as a result of defaults by Seadrill. Therefore, from October 2020 these two subsidiaries were consolidated by the Company as explained further below.
SFL Deepwater is a 100% owned subsidiary of SFL, incorporated in 2008 for the purpose of holding two ultra-deepwater drilling rigs and leasing those rigs to Seadrill Deepwater Charterer Ltd. and Seadrill Offshore AS, fully guaranteed by their parent company Seadrill. In June 2013, SFL Deepwater transferred one of the rigs and the corresponding lease to SFL Hercules (see below). Following the transfer, SFL Deepwater held one ultra-deepwater drilling rig which was leased to Seadrill Deepwater Charterer Ltd until March 2021. As described above, the rig was sold for recycling during the year ended December 31, 2021. In October 2013, SFL Deepwater entered into a $390 million five-year term loan and revolving credit facility with a syndicate of banks, which was used in November 2013 to refinance the previous loan facility. In connection with a Restructuring Plan in 2017, certain amendments were agreed with the banks under the loan facility, including an extension of the final maturity date by four years. In October 2020, the Company repurchased the total debt outstanding under the facility of $176.1 million for $110.0 million and recognized a gain on debt extinguishment of $66.1 million. As of December 31, 2021, the balance outstanding under the facility was $0.0 million (2020: $0.0 million).

SFL Linus is a 100% owned subsidiary of SFL, acquired in 2013 from NADL, a related party. SFL Linus holds a harsh environment jack-up drilling rig which was delivered from the shipyard in February 2014 and immediately leased to North Atlantic Linus Charterer Ltd., fully guaranteed by its parent company NADL. NADL is now a subsidiary of Seadrill. In October 2013, SFL Linus entered into a $475 million five-year term loan and revolving credit facility with a syndicate of banks to partly finance the acquisition of the rig. The facility was drawn in February 2014. In connection with the 2017 Restructuring Plan, certain amendments were agreed with the banks under the loan facility, including an extension of the final maturity date by four years. In October 2020, the Company agreed to fully guarantee the facility and the balance outstanding under this facility of $216.0 million was consolidated by the Company together with the other assets and liabilities of SFL Linus.

SFL Hercules is a 100% owned subsidiary of SFL, incorporated in 2012 for the purpose of holding an ultra-deepwater drilling rig and leasing that rig to Seadrill Offshore AS, fully guaranteed by its parent company Seadrill. The rig was transferred, together with the corresponding lease, to SFL Hercules from SFL Deepwater in June 2013. The rig is chartered on a bareboat basis and the terms of the charter provide the charterer with various call options to acquire the rig at certain dates throughout the charter. In addition, there is an obligation for the charterer to purchase the rig at a fixed price at the end of the charter, which originally expired in November 2023. In connection with the 2017 Restructuring Plan, the lease has been extended by 13 months until December 2024. In May 2013, SFL Hercules entered into a $375 million six-year term loan and revolving credit facility with a syndicate of banks to partly finance its acquisition of the rig from SFL Deepwater. The facility was drawn in June 2013. In connection with the 2017 Restructuring Plan, certain amendments were agreed with the banks under the loan facility, including an extension of the final maturity date by four years. In the year ended December 31, 2021, and following amendments to the bareboat charter and loan facility agreements, SFL Hercules was determined to no longer be a variable interest entity and the balance outstanding under this facility as of August 27, 2021 of $175.0 million was consolidated by the Company together with the other assets and liabilities of SFL Hercules.

Summarized balance sheet information of the Company's equity method investees is as follows:

	As of December 31, 2021
(in thousands of $)	TOTAL	River Box
Share presented		49.90%
Current assets	13,987	13,987
Non-current assets	247,361	247,361
Total assets	261,348	261,348
Current liabilities	13,242	13,242
Non-current liabilities (1)	231,471	231,471
Total liabilities	244,713	244,713
Total stockholders' equity (2)	16,635	16,635

	As of December 31, 2020
(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%	100.00%
Current assets	34,763	12,475	22,288
Non-current assets	513,918	258,865	255,053
Total assets	548,681	271,340	277,341
Current liabilities	199,255	12,569	186,686
Non-current liabilities (1)	322,129	243,219	78,910
Total liabilities	521,384	255,788	265,596
Total stockholders' equity (2)	27,297	15,552	11,745

(1)River Box non-current liabilities as of December 31, 2021, include $45.0 million due to SFL. (See Note 25: Related Party Transactions). As of December 31, 2020 River Box and SFL Hercules non-current liabilities include $45.0 million and $78.9 million respectively. (See Note 25: Related Party Transactions).
(2)In the year ended December 31, 2021, River Box paid a dividend of $2.2 million to the Company, whilst SFL Hercules did not pay any dividends. In 2020 and 2019, the Company did not receive any dividends from its associates.

Summarized statement of operations information of the Company's equity method investees is shown below.

	Year ended December 31, 2021
(in thousands of $)	TOTAL	River Box	SFL Hercules
Operating revenues	33,868	20,115	13,753
Net operating revenues	26,652	20,094	6,558
Net income (3)	4,194	3,267	927

	Year ended December 31, 2020
(in thousands of $)	TOTAL	River Box	SFL Deepwater	SFL Hercules	SFL Linus
Operating revenues	45,573	—	11,835	15,072	18,666
Net operating revenues	45,532	—	11,892	15,050	18,590
Net income (3)	4,286	—	(6,002)	3,827	6,461

	Year ended December 31, 2019
(in thousands of $)	TOTAL	River Box	SFL Deepwater	SFL Hercules	SFL Linus
Operating revenues	64,142	—	18,966	18,378	26,798
Net operating revenues	64,142	—	18,966	18,378	26,798
Net income (3)	17,054	—	4,346	3,622	9,086

(3)The net income of River Box and SFL Hercules for the year ended December 31, 2021, includes interest payable to SFL amounting to $4.6 million and $2.4 million respectively. The net income of River Box, SFL Deepwater, SFL Hercules and SFL Linus for 2020 includes interest payable to SFL amounting to $0.0 million, $3.8 million (2019: $5.1 million), $3.6 million (2019: $3.6 million), and $4.5 million (2019: $5.4 million), respectively. (See Note 25: Related Party Transactions).

As required by ASU 2016-13 'Financial Instruments - Credit Losses' from January 2020, the associated companies recognized an allowance for expected credit losses in respect of their principal financial assets: 'Investment in direct financing leases' and 'Related party receivable balances', held at the reporting date, which are within the scope of the ASU.
Movements in the year ended December 31, 2021, in the allowance for expected credit losses can be summarized as follows:

	As of December 31, 2021
(in thousands of $)	TOTAL	River Box	SFL Hercules
Share presented		49.90%
Balance as of December 31, 2020	3,421	786	2,635
Reclassification to owned vessels within the associate	(1,896)	—	(1,896)
Transferred from associates	(569)	—	(569)
Allowance recorded in net income of associated company	(560)	(390)	(170)
Balance as of December 31, 2021	396	396	—

As indicated in Note 2: 'Accounting Policies', the allowance for expected credit losses is based on an analysis of factors including the credit rating assigned to the lessee, Seadrill, management's assessment of current and expected conditions in the offshore drilling market and calculated collateral exposure.

In the year ended December 31, 2021, River Box paid a dividend of $2.2 million to the Company whilst SFL Hercules did not pay any dividends. In 2020 and 2019, River Box, SFL Deepwater, SFL Hercules and SFL Linus did not pay any dividends.